                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                           COACHMEN INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

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

                           COACHMEN INDUSTRIES, INC.
                                 P. O. BOX 3300
                             ELKHART, INDIANA 46515
                                  219-262-0123

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 29, 1999

                               ------------------

To the Shareholders of
   COACHMEN INDUSTRIES, INC.

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of COACHMEN INDUSTRIES, INC., an Indiana corporation, will be held at Christiana Creek Country Club, 116 West Bristol Street, Elkhart, Indiana, on April 29, 1999 at 10:00 A.M., for the following purposes:

     1. To elect eight directors of the Company to hold office for the ensuing year.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 16, 1999, are entitled to notice of and to vote at the meeting. Each such shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

     Whether or not you expect to attend the meeting, please sign, date and return the enclosed proxy in the enclosed envelope.

                                         By Order of the Board of Directors,

                                               CLAIRE C. SKINNER
                                                   Chairman

March 22, 1999




     PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                           COACHMEN INDUSTRIES, INC.
                                 P. O. BOX 3300
                             ELKHART, INDIANA 46515
                                  219-262-0123
                               ------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 29, 1999
                               ------------------

     This Proxy Statement is being mailed to shareholders of COACHMEN INDUSTRIES, INC. (the "Company") on or about March 22, 1999, and is furnished in connection with the Board of Directors' solicitation of proxies to be used at the Annual Meeting of Shareholders to be held on April 29, 1999, at the time and place and for the purposes set forth in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. The shareholder executing the proxy has the power to revoke it at any time prior to the voting thereof. The Annual Report to Shareholders for the year 1998 accompanies this Proxy Statement. Additional copies of the Report may be obtained by writing to the Secretary of the Company.

     The expenses in connection with the solicitation of the enclosed form of proxy, including postage, printing and handling, and actual expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding documents to beneficial owners, will be paid by the Company. It is also expected that solicitation in person or by telephone will be made of some shareholders by certain directors, officers and employees of the Company without extra compensation.

                               VOTING INFORMATION

     Each shareholder is entitled to one vote for each share of the Company's Common Stock held as of the record date. For purposes of the meeting, a quorum means a majority of the outstanding shares. As of the close of business on March 16, 1999, the record date for shareholders entitled to vote at the annual meeting, there were outstanding 16,644,454 shares of Common Stock, entitled to one vote each. In determining whether a quorum exists at the meeting, all shares represented in person or by proxy will be counted. A shareholder may, with respect to the election of directors, (i) vote for the election of all named director nominees, (ii) withhold authority to vote for all named director nominees or (iii) vote for the election of all named director nominees other than any nominee with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. Proxies properly executed and received by the Company prior to the meeting and not revoked will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the shareholder, proxies will be voted for the election of all named director nominees.

     The affirmative vote of the holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote is required in the election of directors and for any other matter which may properly come before the meeting. Withholding authority to vote for a director nominee will in effect count as a vote against the director nominee. Broker nonvotes will have no effect on any matter at the Annual Meeting.

     The Board of Directors knows of no other matter which may come up for action at the meeting. However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

     Shareholders wishing to include proposals in the Company's Proxy Statement and form of proxy for the next Annual Meeting of Shareholders must submit such proposals so that they are received by the Secretary of the Company at the address indicated on page 1 by no later than November 23, 1999.

     The Company's Bylaws provide that notice of proposed shareholder nominations for election of directors must be given to the Secretary of the Company not less than 60 days prior to the meeting at which directors are to be elected. Such notice must contain certain information about each proposed nominee, including his age, business and residence addresses and principal occupation, the number of shares of Common Stock beneficially owned by him and such other information as would be required to be included in a proxy statement soliciting proxies for the election of such proposed nominee. If the Chairman of the meeting of shareholders determines that a nomination was not made in accordance with the foregoing procedures, such nomination is void. The advance notice requirement affords the Board of Directors the opportunity to consider the qualifications of all proposed nominees and, to the extent deemed necessary or desirable by the Board, inform shareholders about such qualifications.

     For a shareholder to bring other business before the annual meeting, timely notice must be given to the Secretary in writing not less than 60 days prior to the month and day of mailing of the prior year's proxy statement. Such notice must describe the proposing shareholder and contain a description of the proposed business.

                          STOCK OWNERSHIP INFORMATION

     The following table sets forth, as of the record date, information concerning the only parties known to Coachmen having beneficial ownership of more than 5 percent of its outstanding Common Stock and information with respect to the stock ownership of all directors and executive officers of the Company as a group.

                                                               NUMBER OF
                                                                 SHARES
                      NAME AND ADDRESS                        BENEFICIALLY   PERCENT
                    OF BENEFICIAL OWNER                          OWNED       OF CLASS
                    -------------------                       ------------   --------
First Pacific Advisors, Inc.                                   2,602,800      15.6%
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064
FMR Corp.                                                      1,865,700      11.2%
82 Devonshire
Boston, Massachusetts 02109
Brinson Partners, Inc.                                         1,097,399       6.6%
209 South LaSalle
Chicago, Illinois 60604
Neuberger & Berman, LLC                                          979,100       5.9%
605 Third Avenue
New York, NY 10158
Thomas H. Corson                                                 571,150       3.4%
Retired Chairman of the Board
P.O. Box 504
Middlebury, Indiana 46540
Dorthy S. Corson                                                 512,540       3.1%
(Wife of Thomas H. Corson)
P.O. Box 504
Middlebury, Indiana 46540
Directors and Executive Officers as a group (11 persons)       1,614,147       9.7%(1)

---------------

(1) The stock ownership of the executive officers named in the Summary Compensation Table is set forth under the heading "Election of Directors" except for Gary L. Groom, Executive Vice President who owns 29,500 shares of which 13,500 are held under options exercisable within 60 days of the record date; Gene E. Stout, Executive Vice President, who owns 24,219 shares of which 10,719 are held under options exercisable within 60 days of the record date for the annual meeting and James P. Skinner, Senior Vice President, who owns 51,292 shares of which 11,750 are held under options exercisable within 60 days of the record date for the annual meeting.

               SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that certain of the Company's directors, officers and stockholders file with the Securities and Exchange Commission and the New York Stock Exchange an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of such forms received by the

Company and written representation from the directors and officers that no other reports were required, the Company is unaware of any instances of noncompliance, or late compliance, with such filings during the fiscal year ended December 31, 1998 by its officers, directors or stockholders.

                             ELECTION OF DIRECTORS

     At the meeting, eight directors, constituting the entire Board of Directors of the Company, are to be elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. Philip C. Barker died this past January, R. James Harring has retired as a Director, and Gary L. Groom has resigned as a Director. The Board of Directors wishes to thank them for their service to the Company over the years. Unless otherwise indicated on the proxy form, the authority conferred by the proxy will be used for the purpose of voting in favor of the eight nominees listed below. If any such nominee shall be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies. The Board of Directors has no reason to believe that any such nominee will be unable to serve. The following information concerning the nominees and the number of shares of Common Stock of the Company owned of record and beneficially as of March 16, 1999 has been furnished by the nominees:

                                                           YEAR FIRST      COMMON STOCK
                                                            ELECTED           OWNED
                                                            DIRECTOR      MARCH 16, 1999
NAME AND AGE              PRINCIPAL OCCUPATION(1)          ----------   ------------------
Claire C. Skinner   (44)  Chairman of the Board and Chief     1993        213,260   (1.3%) (2)(3)
                            Executive Officer (Daughter
                            of Thomas H. Corson and Niece
                            of Keith D. Corson)
Keith D. Corson     (63)  President and Chief Operating       1991         46,200          (2)(3)(4)
                            Officer
                            (Brother of Thomas H. Corson)
Thomas H. Corson    (71)  Retired Chairman of the Board       1965      1,083,690   (6.5%) (2)(3)
                            of the Company
Robert J. Deputy    (60)  President, Godfrey Marine, Inc.     1998          5,000          (4)
William P. Johnson  (57)  Chairman of the Board of            1978         15,200          (4)
                            Goshen Rubber Co., Inc.
                            (manufacturer of synthetic
                            rubber products)
Philip G. Lux       (70)  Retired President of the            1979         96,136          (4)
                            Company
Edwin W. Miller     (53)  Retired Financial Vice              1998            900          (4)
                            President and Treasurer, Eli
                            Lilly and Company
                            (diversified pharmaceutical
                            company)
Fredrick M. Miller  (43)  Partner, Dykema Gossett PLLC                         --       --

---------------

(1) All of the nominees have held the positions set opposite their names for more than the past five years except for C.C. Skinner. Ms. Skinner was an Executive Vice President of the Company prior to being elected Vice Chairman on May 4, 1995, and Chairman and CEO on August 1, 1997.

(2) Includes 25,000 shares held under options exercisable within 60 days of the record date for the annual meeting by C.C. Skinner, and 25,000 shares by K.D. Corson.

(3) Includes shares, as to which beneficial ownership is disclaimed, held by or for the benefit of family members as follows: C.C. Skinner, 51,292 shares, K.D. Corson, 36,400 shares and T.H. Corson, 512,540 shares.

(4) Less than 1.0%.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                                                      COMPENSATION
                                                           -----------------------------------
                               ANNUAL COMPENSATION                                  RESTRICTED
        NAME AND           ----------------------------    SECURITIES UNDERLYING      STOCK          ALL OTHER
   PRINCIPAL POSITION      YEAR     SALARY     BONUS(1)        OPTIONS(#)(2)        AWARDS(3)     COMPENSATION(4)
   ------------------      ----    --------    --------    ---------------------    ----------    ---------------
Claire C. Skinner          1998    $252,000    $252,000               --             $    --          $ 9,453
Chairman of the Board and  1997     217,000     223,920           30,000                                7,552
Chief Executive Officer    1996     175,000     196,263           10,000                                6,978
Keith D. Corson            1998     220,000     220,000               --                  --            9,145
President and Chief        1997     210,000     210,000           20,000                                7,691
Operating Officer          1996     190,000     190,000           10,000                                6,955
Gary L. Groom              1998     181,500     136,125            6,000                  --           13,978
Executive Vice President,  1997     174,000     140,500            5,000                               11,235
Finance and Secretary      1996     162,000     121,500            6,000                               10,455
Gene E. Stout              1998     144,000      86,400            6,000              26,850            6,307
Executive Vice President,  1997     138,000      87,800            5,000                                5,202
Corporate Development      1996     130,000      78,000            6,000                                4,727
James P. Skinner           1998     125,000      56,013            5,000              26,850            5,165
Senior Vice President,     1997     105,000      36,120            4,000                                3,853
Operations Development     1996     100,000      49,000            6,000                                3,214
and Parts & Supply
(Husband of
Claire C. Skinner)

---------------

(1) The Company has incentive bonus plans for both designated officers and key management personnel. Under these plans and subject to certain limitations and exceptions, bonus payments are made from an amount equal to a maximum of 20% of the result reached by subtracting 6% of the previous year-end net worth from annual earnings, before the bonuses described herein and income taxes.

(2) The options are for a term of five years and become exercisable at the rate of 25% per year at the end of the first year. The option plan permits the optionee to pay for exercise with common stock and to pay withholding tax with shares acquired on exercise.

(3) The stock awards vest over a four year period at the rate of 25% per year at the end of the first year. No dividends are paid on the unvested portion of the awards. On December 31, 1998, the value of Gene E. Stout's and James P. Skinner's awards were $31,500 each.

(4) The Compensation Committee has approved executive deferred compensation agreements for certain corporate and subsidiary officers. These agreements provide monthly payments to executives upon retirement and provide for monthly payments to the executive's beneficiaries should the executive die prematurely. The benefits are funded by the Company's purchase of insurance on the lives of the executive officers. These agreements provide for twenty-year payments upon retirement and are fully funded by the life insurance purchased. The amounts in this column represent the Company's contributions under the deferred compensation plan and interest earned above 120% of the applicable federal rate.

STOCK OPTION GRANTS TABLE

     The following table shows information with respect to options for the Company's Common Stock (without par value) granted under the Company's 1994 Omnibus Stock Incentive Program.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        POTENTIAL REALIZABLE
                                                % OF TOTAL                                      VALUE
                                  OPTIONS     OPTIONS GRANTED   EXERCISE   EXPIRATION   ---------------------
                                 GRANTED(#)    TO EMPLOYEES      PRICE        DATE         5%          10%
                                 ----------   ---------------   --------   ----------   ---------   ---------
Gary L. Groom..................    6,000            3.4          24.625     1/29/03       40,872      90,204
Gene E. Stout..................    6,000            3.4          24.625     1/29/03       40,872      90,204
James P. Skinner...............    5,000            2.8          24.625     1/29/03       34,017      75,170

STOCK OPTION EXERCISES AND VALUES TABLE

     The following table shows information with respect to options for the Company's Common Stock either exercised or having value outstanding under the Company's 1994 Omnibus Stock Incentive Program.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1998
                           AND YEAR END OPTION VALUES

                                                              NUMBER OF
                            OPTIONS EXERCISED           SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                 IN 1998                 UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                       ---------------------------      AT DECEMBER 31, 1998          AT DECEMBER 31, 1998*
                       SHARES ACQUIRED     VALUE     ---------------------------   ---------------------------
        NAME             ON EXERCISE     REALIZED*   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
        ----           ---------------   ---------   -----------   -------------   -----------   -------------
Claire C. Skinner....          --        $     --      30,000         30,000        $456,406       $311,094
Keith D. Corson......          --              --      27,500         22,500         432,344        238,906
Gary L. Groom........       8,000         112,250       6,750         15,250         100,625        123,813
Gene E. Stout........       5,000         100,000      10,750         15,250         171,875        123,813
James P. Skinner.....          --              --      11,000         12,000         179,563         91,065

---------------

*Market value of the underlying securities at exercise date or year-end as the case may be, minus the exercise price of the options.

BOARD OF DIRECTORS

     The Company's Board of Directors has an Audit Committee consisting of William P. Johnson, Philip G. Lux, and Edwin W. Miller. The functions of the Audit Committee are to review and approve in advance the scope of the annual audit by the Company's independent public accountants, to review internal audit procedures, to review all matters having a material effect upon the Company's financial operations and to discuss fees paid to the Company's independent public accountants. The committee met three times in 1998.

     The Board of Directors has a Compensation Committee consisting of Philip G. Lux, William P. Johnson and Robert J. Deputy. This committee reviews and approves compensation plans for all senior corporate officers, stock option grants and profit sharing awards. The committee met three times in 1998.

     The Board of Directors has a nominating committee consisting of Thomas H. Corson, Robert J. Deputy, and William P. Johnson. This committee selects and nominates candidates for Board membership. The committee met twice in 1998. The nominating committee will consider director nominees recommended by shareholders if such recommendations are submitted in writing to the committee in accordance with the Company's Bylaws.

     The Board of Directors had four meetings in 1998. All directors attended at least three meetings. Non-employee directors are paid a fee of $8,000 annually, plus $500 per meeting attended. They also receive $1,000 per year per committee served on, plus $500 per meeting held on days other than regular board meetings. Employee directors receive no compensation as such.

     In addition, each non-employee director of the Company, with at least one full year of service as a director, automatically receives under the plan a one-time restricted stock award for 4,000 shares of Common Stock which will vest at the rate of 400 shares per year over a ten-year period upon the attainment of an after-tax return on average shareholder equity of fifteen percent or greater. If in any year, the fifteen percent return on equity is not attained, the restricted share award for that year is forfeited. All of the incumbent directors have received such an award, except for Robert J. Deputy and Edwin W. Miller, who will be eligible to receive their awards in 1999.

                         COMPENSATION COMMITTEE REPORT

     This report of the Compensation Committee and the following Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION PHILOSOPHY

     In designing its compensation programs, the Company follows its belief that compensation should reflect the value created for shareholders while supporting the Company's strategic goals. In doing so, the compensation programs reflect the following themes:

     - Compensation should be meaningfully related to the value created for shareholders.

     - Compensation programs should support the short- and long-term strategic goals and objectives of the Company.

     - Compensation programs should reflect and promote the Company's values, and reward individuals for outstanding contributions to the Company's success.

     - Short- and long-term compensation play a critical role in attracting and retaining well qualified executives.

     - Federal tax law imposes a $1 million limit on the tax deduction for certain executive compensation payments. Because the total compensation for executive officers is significantly below the $1 million threshold, the Compensation Committee has not had to address the issues relative thereto.

PAY MIX AND MEASUREMENT

     Coachmen's executive compensation is based on three components, each of which is intended to serve the overall compensation philosophy.

     BASE SALARY levels for the Company's executive officers are competitively set relative to companies in the recreational vehicle and manufactured housing industries and other comparable companies. In determining salaries, the Committee also takes into account individual experience and performance. The base salary of the current Chairman and Chief Executive Officer was $175,000 in 1996, $217,000 in 1997 and $252,000 in 1998.

     ANNUAL INCENTIVES for executives are intended to reflect the Company's belief that management's contribution to shareholder returns comes from maximizing earnings and the quality of those earnings. Accordingly, the annual incentive compensation plan is funded from a pre-set portion of the Company's net income which exceeds a threshold return on equity. See footnote 1 to the Summary Compensation Table. The Compensation Committee believes that this program provides an excellent link between the value created for shareholders and the incentives paid to executives. The current Chairman and CEO received an annual incentive of $196,263 in 1996, $223,920 in 1997 and $252,000 in 1998.

     In addition to the incentive compensation described above, certain employees engaged in running specific lines of business receive incentive pay which is tied to the business results of such lines of business. Accordingly, Ms. Skinner, prior to becoming Chairman, was entitled to participate in an incentive pool funded by the profits of the business line she managed, after allowing the company to achieve what the Committee deemed to be an acceptable rate of return from the business. In addition, she received an incentive bonus based on the return on assets earned by each of the business units she oversaw.

     LONG-TERM INCENTIVES, provided through grants of stock options and stock awards to the named executives and others, are intended to retain and motivate executives to improve long-term stock market performance. Stock options are granted at the prevailing market price and will only have value if the Company's stock price increases. Generally, grants vest in equal amounts annually over four years. Executives must be employed by the Company at the time of vesting in order to exercise the options.

     Stock options are granted to the current Chairman and CEO, and to other executives, primarily based on the executive's ability to influence the Company's long-term growth and profitability. In 1996 the CEO was granted an option for 10,000 shares at an option price of $10.00 and in 1997, 10,000 shares at $20.875 and 20,000 shares at $16.625.

     Since all options are granted at the current market price, the value of the option bears a direct relationship to the Company's stock price and is an effective incentive for executives to create value for shareholders. The Committee therefore views stock options as an important component of its long-term performance-based compensation philosophy.

            Philip G. Lux, Chairman,                      William P. Johnson, Member
            Compensation Committee                        Robert J. Deputy, Member

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Philip G. Lux was President and Chief Operating Officer of the Company prior to his retirement on December 31, 1991.

                               PERFORMANCE GRAPH

     The stock price performance shown on the graph below is not necessarily indicative of future price performance. The companies comprising the Peer Group are Fleetwood Enterprises Inc., Skyline Corporation, Thor Industries, Inc. and Winnebago Industries, Inc. The total return of each company in the Peer Group has been weighted according to Coachmen's stock market capitalization.

                      COMPARATIVE FIVE-YEAR TOTAL RETURNS*
                         COACHMEN, S&P 500, PEER GROUP
                     (PERFORMANCE RESULTS THROUGH 12/31/98)

                                                        COACHMEN
                                                    INDUSTRIES, INC.              S&P 500 INDEX                PEER GROUP
                                                    ----------------              -------------                ----------
'1993'                                                   100.00                      100.00                      100.00
'1994'                                                    96.18                      101.32                       85.15
'1995'                                                   138.36                      139.40                      104.29
'1996'                                                   364.61                      171.40                      116.73
'1997'                                                   279.95                      228.59                      168.66
'1998'                                                   343.80                      293.91                      167.72

      --------------------------------------------------------------------------------------------------------------
                                                1993        1994        1995        1996        1997        1998
      --------------------------------------------------------------------------------------------------------------
          COACHMEN INDUSTRIES, INC.            100.00       96.18      138.36      364.61      279.95      343.80
      --------------------------------------------------------------------------------------------------------------
          S&P 500 INDEX                        100.00      101.32      139.40      171.40      228.59      293.91
      --------------------------------------------------------------------------------------------------------------
          PEER GROUP                           100.00       85.15      104.29      116.73      168.66      167.72
      --------------------------------------------------------------------------------------------------------------

Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in Coachmen common stock, S&P 500, and Peer Group.
* Cumulative total return assumes reinvestment of dividends.

                             ACCOUNTING INFORMATION

     The Company's certified public accountants for the year 1998 were PricewaterhouseCoopers LLP and such firm has been selected as the Company's accountants for fiscal 1999. Such accounting firm is expected to have a representative at the annual meeting of shareholders and will be available to respond to appropriate questions at that time and have an opportunity to make a statement if they desire to do so.

                                       By Order of the Board of Directors,

                                                CLAIRE C. SKINNER
                                                     Chairman

Dated: March 22, 1999

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          COACHMEN INDUSTRIES, INC.                                PROXY
          P. O. BOX 3300
          ELKHART, INDIANA 46515

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              The undersigned hereby appoints Claire C. Skinner and Keith D. Corson, and each of them, as his proxies, each with full power of substitution, to represent and to vote, as designated below, all of the undersigned's Common Stock of Coachmen Industries, Inc. at the annual meeting of shareholders of Coachmen Industries, Inc. to be held on April 29, 1999, and at any adjournment thereof, with the same authority as if the undersigned were personally present.

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
          1. ELECTION OF DIRECTORS      FOR all nominees listed below (except as   WITHHOLD AUTHORITY to vote for all
                                        marked to the contrary below)        [ ]   nominees listed below          [ ]
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           Claire C. Skinner, Keith D. Corson, Thomas H. Corson, Robert
                  J. Deputy, William P. Johnson, Philip G. Lux,
                       Edwin W. Miller, Fredrick M. Miller.

          INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:


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          2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                (Continued and to be signed on the reverse side.)
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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

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
 Dated:              , 1999     ---------------------------------------------
       -------------                             (Signature)

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                                                 (Signature)
                                (If the stock is registered in the name of more than one person, the proxy should be signed by all named holders. If signing as attorney, executor, administrator, trustee, guardian, corporate official, etc., please give full title as such.)
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